EXHIBIT 10.8
                                                                    ------------

PalWeb Corporation
1607 West Commerce Street
Dallas, TX  75208

                                                           January 10, 2003


Lyle W. Miller
2810 Hannah Blvd.
P.O. Box 4697
East Lansing, MI 48823

         RE:      STOCK OPTIONS

Dear Lyle:

         PalWeb has heretofore granted to you the following options to purchase shares of PalWeb's common stock, par value $0.0001 per share ("Options"):

         -------------- ----------------- -------------- ------------------
         Number                                          Current
         of Options     Option Price      Grant Date     Expiration Date
         -------------- ----------------- -------------- ------------------
         50,000         $2.00             5/11/01        5/11/11
         -------------- ----------------- -------------- ------------------
         100,000        $3.125            4/11/02        4/11/12
         -------------- ----------------- -------------- ------------------
         25,000         $1.60             6/26/02        6/26/12
         -------------- ----------------- -------------- ------------------

Notwithstanding the terms and provisions of the stock option agreements previously executed by you and PalWeb with respect to such Options, all of such Options are hereby amended to provide that (i) they shall be fully vested as of the Closing Date, and may be exercised, in whole or in part, at any time and from time to time until the expiration date; and (ii) the expiration date shall be January 10, 2008. Except as so amended, the terms of the options shall remain in full force and effect. PalWeb recognizes that such modifications in terms will result in a different accounting treatment for such options.

                                          Sincerely,

                                          PALWEB CORPORATION

                                          By:    /s/Warren F. Kruger
                                                 ------------------------------
                                          Name:  Warren F. Kruger
                                                 ------------------------------
                                          Title: President
                                                 ------------------------------
Accepted and Agreed:

/s/ Lyle W. Miller
--------------------
Lyle W. Miller